BLACKROCK LIQUIDITY FUNDS

California Money Fund

Federal Trust Fund

FedFund

MuniCash

MuniFund

New York Money Fund

T-Fund

TempCash

TempFund

Treasury Trust Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the Statement of Additional Information of the Funds,

dated February 28, 2017 (as amended March 10, 2017)

Effective immediately, the first paragraph of the section entitled “Management of the Funds—Custodian” is deleted in its entirety and replaced with the following:

JPMorgan Chase Bank, N.A., which has its principal offices at 383 Madison Avenue, New York, New York 10179, and The Bank of New York Mellon, which has its principal offices at One Wall Street, New York, New York 10286, each serve as a custodian for each Fund. Among other responsibilities, JPMorgan Chase Bank, N.A. maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds. Additionally, The Bank of New York Mellon maintains a custody account or accounts in the name of the Funds for the limited purpose of holding certain cash assets of the Funds.

Shareholders should retain this Supplement for future reference.

SAI-LIQ-0617SUP